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                                                                    Exhibit 1.1

                                                                          DRAFT
                                                                        6/04/98


                            CURTIS INTERNATIONAL LTD.
                                1,650,000 Shares
                   of Common Stock, $_____ par value per share


                             Underwriting Agreement

                                                     As of ______________, 1998


James S. Cassel, Executive Vice President
Barber & Bronson Incorporated
201 South Biscayne Boulevard
Suite 2950
Miami, Florida 33131

Ladies and Gentlemen:

     Curtis International Ltd., an Ontario corporation (the "Company"), and Ranch Limited, an Ontario corporation (the "Selling Stockholder"), propose to sell to Barber & Bronson Incorporated, a Florida corporation (the "Representative"), and the several other underwriters named on Schedule 1 attached hereto (collectively, the "Underwriters"), and the Underwriters severally propose to purchase from the Company and the Selling Stockholder, an aggregate of 1,650,000 shares (the "Firm Shares") of the Company's common stock, no par value per share (the "Common Stock"), 1,498,000 of which shall be issued by the Company and 152,000 of which shall be transferred by the Selling Stockholder, as more fully described in Section 1 hereinbelow.

     In addition, the Company shall grant to the Underwriters the option to purchase up to an additional 247,500 shares of Common Stock (the "Optional Shares"), solely for the purpose of covering over-allotments (the
"Over-Allotment Option"), if any, in connection with the sale of the Firm Shares and the Optional Shares (collectively, the "Securities").

     1. Purchase, Sale, and Delivery of the Securities and Underwriters'
Warrants.

          (a) Purchase and Sale of the Firm Shares. On the basis of the representations, warranties, covenants, and agreements of the Company and the Selling Stockholder herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to the several Underwriters, and the Underwriters, severally and not jointly, agree to purchase from the Company, the Firm Shares at a purchase price of $5.00 per share.

     The Underwriters plan to offer the Firm Shares for sale to the public at the price (the "Public Offering Price") and upon the terms set forth in the Prospectus (as defined below) (the "Public Offering") as soon as practicable after the date the Registration Statement (as defined

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below) is declared effective (the "Effective Date") by the U.S. Securities and
Exchange Commission (the "Commission"). The Company and the Selling Stockholder acknowledge that the Representative shall have the right to select and form a syndicate of selected dealers and other Underwriters, reasonably acceptable to the Company, to assist the Representative in the Public Offering.

          (b) Purchase and Sale of the Optional Shares. The Company hereby grants to the Underwriters an option to purchase from the Company solely for the purpose of covering over-allotments in connection with the sale of the Securities, all or any portion of the Optional Shares for a period of 45 days from the Effective Date at the same purchase price per security payable by the Underwriters for each security as provided in Subsection 1(a) above.

     The option to purchase Optional Shares granted in Subsection 1(b) hereof may be exercised on such number of occasions as is determined by the Representative during the term thereof by written notice to the Company from the Representative. Such notice shall set forth the aggregate number of Optional Shares as to which the option is being exercised and the time and date of payment and delivery therefor. Such time and date of delivery shall not be later than either the Closing Date (as defined below) or the second business day after the day on which the option shall have been exercised (the "Option Closing Date"). The Option Closing Date shall also refer to any subsequent Option Closing Date in the event such option is exercised in part on more than one occasion. Delivery and payment for such Optional Shares shall be at the offices set forth below for delivery and payment for the Firm Shares.

     The obligation of the Underwriters to purchase and pay for any of the Optional Shares is subject (as of the date hereof and as of the Closing Date and/or the Option Closing Date) to the accuracy and completeness of and compliance in all material respects with the representations and warranties of the Company and the Selling Stockholder herein, to the accuracy and completeness of the statements of the Company or its officers made in any certificate or other documents to be delivered by the Company and/or the Selling Stockholder pursuant to this Agreement, to the performance in all material respects by the Company and/or the Selling Stockholder of their respective obligations hereunder, to the satisfaction by the Company and/or the Selling Stockholder of the conditions as of the date hereof and as of the Closing Date and/or Option Closing Date, set forth in Subsection 1(c) hereof, and to the delivery to the Representative of opinions, certificates and letters dated the Closing Date and/or Option Closing Date substantially similar in scope to those specified in Section 7, but with each reference to the "Firm Shares" and the "Closing Date" being deemed to be the "Optional Shares" and "Option Closing Date."

          (c) Delivery of and Payment for the Securities. Delivery of the certificates representing the Firm Shares shall be made to the Underwriters at the offices of the Representative, or such other location as the Representative shall determine and advise the Company upon at least two full business days' notice in writing, against payment therefor by federal wire transfer to the Company as appropriate at _______ A.M., Eastern Time, on ________, 1998, or at such other time and business day (Saturdays, Sundays,



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     and legal holidays in Miami, Florida, not being considered business days for the purposes of this Agreement), not later than the third business day following the date the Underwriters began trading the Firm Shares, as shall be agreed upon by the Representative and the Company, which time and date are herein called the "Closing Date." If the Underwriters purchase any Optional Shares pursuant to the Over-Allotment Option, delivery and payment for the certificates representing the Optional Shares shall be made in the same manner described herein on the Option Closing Date.

     Delivery of the certificates representing the Securities shall be made in registered form in such name or names and in such denominations as the Representative shall specify to the Company upon at least two full business days' notice in writing prior to the Closing Date or the Option Closing Date, as the case may be. The Company will make the certificates available to the Representative for examination at the offices of the Representative or at such other location as the Representative shall specify to the Company, not later than 2:00 P.M., Eastern Time, on the business day immediately preceding the Closing Date or the Option Closing Date, as the case may be.

          (d) Delivery and Payment of the Underwriters' Warrants. On the Closing Date, the Company will sell to the Representative or its designee, and the Representative or its designee shall purchase, the Underwriters' Warrants, as more fully described in Section 6(a) herein. The Underwriters' Warrants will be in the form of, and in accordance with, the provisions of the Underwriters' Warrants attached as an exhibit to the amendment to the Registration Statement (as defined below). Payment for the Underwriters' Warrants will be made to the Company by check or checks payable to its order on the Closing Date against delivery of the certificates representing the Underwriters' Warrants. The certificates representing the Underwriters' Warrants will be in such denominations and in such names as the Representative may request at least two business days prior to the Closing Date.

          (e) Use of Prospectus. The Company and the Selling Stockholder hereby confirm their authorization to the Underwriters to use, and to make available for use by dealers, the Preliminary Prospectus and Prospectus (as defined below), and the Company and the Selling Stockholder hereby authorize the Underwriters, all selected dealers, and all other dealers to whom any of the Securities may be sold by the Underwriters or selected dealers, to use the Preliminary Prospectus and Prospectus, as from time to time amended or supplemented, in connection with the sale of the Securities in accordance with the applicable provisions of the Securities Act of 1933, as amended (the "Securities Act"), the rules and regulations of the Commission thereunder (the "Regulations"), and applicable state law until completion of the Public Offering and for such longer period as the Underwriters may request if the Prospectus is required to be delivered in connection with sales of the Securities by the Underwriters or a dealer.

     2. Representations and Warranties of the Company and the Selling
Stockholder.

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               (a) Representations and Warranties of the Company. The Company
          represents and warrants to, and agrees with the Underwriters, that:

                  (1) Registration Statement on Form SB-2. The Company has prepared in conformity with the requirements under the Securities Act and the Regulations, and has filed with the Commission under the Securities Act, a registration statement on Form SB-2, File No. _________ (the "Registration Statement"), including the related Prospectus, for the registration of the sale of the Securities and the Underwriters' Warrants and the shares of Common Stock underlying the Underwriters' Warrants (the "Warrant Shares"). The conditions for the use of a registration statement on Form SB-2 set forth in the General Instructions thereto have been satisfied with respect to the Company, the transactions contemplated herein, and the Registration Statement. As used in this Agreement, the term "Registration Statement" means such registration statement of the Company, as amended (pre- or post-effectiveness), on file with the Commission at the time the registration statement or any post-effective amendment thereto becomes effective under the Securities Act (including all financial statements and financial schedules, exhibits, all other documents filed as a part thereof or incorporated by reference therein, and all the information contained in any final Prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed by virtue of Rule 430A under the Securities Act to be part of the Registration Statement). The term "Prospectus" as used herein means the final Prospectus included as part of the Registration Statement, including, if applicable, the information contained in any final Prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed by virtue of Rule 430A under the Securities Act to be part of the Registration Statement. The term "Preliminary Prospectus" refers to and means any prospectus included in the Registration Statement or any amendment thereto prior to the Registration Statement becoming effective under the Securities Act.

                  (2) Use and Accuracy of Prospectus. Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Prospectus or any part thereof, and no proceedings for that purpose have been instituted or, to the Company's knowledge, are pending, threatened or contemplated. Each Prospectus delivered to the Underwriters for dissemination in connection with the Public Offering, at the time of filing thereof and delivery to the Underwriters for such dissemination, did not contain any untrue statement of a material fact, or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; the foregoing shall not apply, however, to statements in, or omissions from, any Prospectus that are based upon and conform to written information furnished to the Company with respect to any Underwriter (or any affiliate or associate thereof) by or on behalf of the Underwriters or such Underwriter specifically for use in the preparation thereof.

                  (3) Effectiveness and Accuracy of Registration Statement. The Registration Statement has or will become effective under the Securities Act as of the Effective Date. The Registration Statement and the Prospectus, from the Effective Date through the Closing Date and, if Optional Shares are purchased, up to and including the Option

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         Closing Date (and if there are multiple Option Closing Dates, up to and including the last Option Closing Date), will comply in all respects with the applicable requirements of the Securities Act and the Regulations, and neither the Registration Statement nor the Prospectus will, on such dates, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, on such dates, no event will have occurred that should have been set forth in an amendment or supplement to the Registration Statement or the Prospectus that has not then been set forth in such an amendment or supplement;
         the foregoing shall not apply, however, to statements in, or omissions from, the Registration Statement or the Prospectus that are based upon and conform to written information furnished to the Company with respect to any Underwriter (or any affiliate or associate thereof) by or on behalf of the Underwriters or such Underwriter specifically for use in the preparation thereof. The descriptions in the Registration Statement and the Prospectus of contracts and other documents of the Company are accurate and present fairly the information required to be disclosed, and there are no contracts or other documents required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement under the Securities
         Act or the Regulations which have not been so described or filed as required. The Company has complied with all requests of the Commission and any state securities commission in a state designated by the Representative pursuant to Subsection 3(e) hereof for additional information to be included in the Registration Statement and Prospectus or otherwise.

                  (4) Independent Public Accountants. Schwartz Levitsky Feldman, the accountants whose reports on the financial statements of the Company are filed with the Commission as a part of the Registration Statement, are, and were during the periods covered by their respective reports, independent public accountants as required by the Securities Act and the Regulations.

                  (5) Organization, Qualification, Etc. The Company does not have any subsidiaries and the Company does not own, and at the Closing Date and any Option Closing Date will not own, directly or indirectly, any stock or other equity interest in, or control, directly or indirectly, any other corporation, partnership or other entity. The Company is (i) a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with full power and authority to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus and (ii) duly qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), earnings, business, assets, properties, results of operations or prospects (financial or otherwise) of the Company (hereinafter a "Material Adverse Effect"). Complete and correct copies of the articles of incorporation and the by-laws of the Company in effect on the date hereof have been delivered to the Representative, and no changes therein will be made on or subsequent to the date hereof and prior to the Closing Date and/or any Option Closing Date.

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                  (6) Permits and Licenses. The Company has all approvals,
         licenses, franchises, authorizations and permits (collectively, "Permits") necessary under all applicable statutes, codes, rules, regulations, orders and decrees of governments or governmental bodies (collectively, "Laws") to own, lease or use its assets and to conduct its business as described in the Prospectus, except where the failure to have any such Permits, singly or in the aggregate, will not have a Material Adverse Effect. The Company has not received notice of any proceedings relating to the revocation or modification of any such Permits and the Company is in all respects in compliance with all of its Permits, except where the failure to comply, either singly or in the aggregate, will not have a Material Adverse Effect. The Company is not aware of any breach, violation or default with respect to such Permits.

                  (7) Capitalization and Legality of Securities. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization." The Company will have the adjusted capitalization set forth therein on the Closing Date and each Option Closing Date, if any, based on the assumptions set forth therein. There are no preemptive rights with respect to any outstanding securities of the Company. The authorized capital stock of the Company conforms to the descriptions thereof contained in the Prospectus under the caption "Description of Securities," and consists of 15,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, no par value per share ("Preferred Stock"). As of the date hereof, there are 4,000,000 shares of Common Stock issued and outstanding. There are no shares of Preferred Stock outstanding. In addition, the Company does not have any outstanding options or warrants to purchase shares of Common Stock. The Company has sufficient authorized (and neither issued nor outstanding) Common Stock to be offered and sold as contemplated herein, and to be issued upon exercise of the Underwriters' Warrants. Except as otherwise set forth in the Prospectus, there are no outstanding options, warrants, or other rights to purchase any shares of Common Stock or other capital stock of the Company, or to purchase any other securities convertible into or exchangeable for Common Stock or any other capital stock of the Company. The outstanding securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All the shares of Common Stock to be offered by the Prospectus have been duly authorized and, when issued and delivered against payment therefor as provided in this Agreement, the Prospectus, and the Underwriters' Warrants, as applicable, will be validly issued, fully paid and nonassessable. The Underwriters' Warrants will constitute, when sold and delivered as contemplated, a valid and binding obligation of the Company enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and similar laws and court decisions now or hereafter in effect relating to or affecting creditors' rights and remedies generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or in equity). A sufficient number of shares of Common Stock have been reserved for issuance upon sale and exercise of the Underwriters' Warrants.


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                  (8) Registration of Securities, Underwriters' Warrants and
         Warrant Securities. Upon the effectiveness of the Registration Statement, the Securities shall have been listed on the Nasdaq National Market System7. The Company has taken no action designed, or likely, to have the effect of terminating the registration of the Securities under
         Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor has the Company received any notification that the Commission is contemplating terminating such registration. The registration of the Securities, Underwriters' Warrants and Warrant Shares under the Exchange Act was declared effective on the Effective Date, and the Company has not received any notification that the Commission is contemplating terminating such registration.

                  (9) Exchange Act Filings. As of the filing date, each report or statement filed by the Company with the Commission pursuant to the Exchange Act complied as to form in all respects with the requirements of the Exchange Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. From the Effective Date thereafter, the Company shall comply with all periodic reporting and proxy solicitation requirements imposed by the Commission pursuant to the Exchange Act, and shall promptly furnish the Representative for a period of five years from the Effective Date with copies of all material filed with the Commission pursuant to the Exchange Act or otherwise furnished to the shareholders of the Company.

                  (10) Taxes. No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriters in connection with (i) the issuance by the Company of the Securities, including the Warrant Shares, (ii) the purchase by the Underwriters of the Securities from the Company or the Selling Stockholder and the purchase by the Representative of the Underwriters' Warrants from the Company, (iii) the consummation by the Company of any of its obligations under this Agreement, or (iv) resales of the Securities in connection with the distribution contemplated hereby.

                  (11) Financial Statements. The financial statements (audited and unaudited), and related financial schedules and notes (collectively, the "Financial Statements"), filed with and as part of the Registration Statement, comply in all respects with the applicable accounting requirements of the Securities Act and the Regulations and present fairly the financial position of the Company as of the dates thereof and results of operations and changes in cash flows of the Company for the periods to which they apply, and such Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved. All adjustments that, in the opinion of management, are necessary for a fair presentation of the results for all such periods have been made. The Financial Statements included in the Registration Statement and the Prospectus are the only financial statements required under the Securities Act or the Regulations to be included in the Registration Statement and the Prospectus. The other financial and statistical information included in the Prospectus, including, without limitation, "Prospectus Summary," "Summary Consolidated Financial and Operating Data" and "Selected Consolidated Financial Data"


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         presents fairly the information shown therein, and has been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the books and records of the Company.

                  (12) Material Loss. The Company has not, since the date of the latest financial statements included in the Prospectus or the Registration Statement, sustained any material loss or interference with its business from fire, explosion, flood, or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order, or decree, other than as set forth in the Prospectus. Since the respective dates as of which information is set forth in the Prospectus, and except as otherwise set forth therein:
         (i) there has not been any change in the capital stock, or material increase in the short term or long-term debt, of the Company; (ii) there has not been any material adverse change or any prospective material adverse change in the condition (financial or otherwise), business, prospects (financial or otherwise), results of operations, general affairs, or management of the Company, whether or not arising in the ordinary course of business; (iii) no event has occurred that would result in a material write-down of assets of the Company; (iv) the Company has not incurred any material liability or obligation, direct or contingent, or entered into any material transaction, other than those in the ordinary course of business; (v) the Company has not purchased any of the Company's outstanding securities; (vi) there has been no dividend or distribution of any kind declared, paid, or made by the Company in respect of the Common Stock; and (vii) there has not been any execution or imposition of any material lien, charge, or encumbrance upon the respective property or assets of the Company.

                  (13) Insurance. The Company maintains such insurance, including, but not limited to, general liability, product and property insurance, as are necessary to insure the Company and its respective employees, against such losses and risks generally insured against by comparable businesses. The Company has (i) not failed to give notice or present any insurance claim with respect to any matter, including but not limited to such entity's business, property or employees, under any insurance policy or surety bond in a due and timely manner, (ii) no disputes or claims against any underwriter of such insurance policies or surety bonds nor has it failed to pay any premiums due and payable thereunder, and (iii) not failed to comply with all conditions contained in such insurance policies and surety bonds. There are no facts or circumstances under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company.

                  (14) Compliance with Documents and Laws. The Company is not in violation of its articles of incorporation, by-laws, or other governing documents. Except as set forth in the Registration Statement, the Company is not in default in the due performance of any lease or other contract, indenture, mortgage, deed of trust, note, loan, or other agreement or instrument to which the Company is a party or it or any of its properties or business is subject, or any applicable license, franchise, certificate, permit, authorization, statute, rule or regulation of or from any public, regulatory, or governmental agency or authority having jurisdiction over the Company or any of its properties or assets, or any approval, consent, order, judgment or decree. The Company is in compliance with all

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         laws, rules and regulations applicable to its business. The execution and performance of this Agreement by the Company will not conflict with or result in a breach or violation of, or default under, any lease or other material contract, indenture, mortgage, deed of trust, note, loan, or other material agreement or instrument to which the Company is a party or by it or any of its properties or business is subject and no consent, approval, authorization, or order of any court or governmental authority or agency having jurisdiction over the Company or any of its properties or assets is required to be obtained by the Company for the consummation by the Company of the transactions contemplated herein, except such as have been obtained or may be required under the Securities Act or the Regulations or under state securities laws or the applicable rules and regulations promulgated thereunder.

                  (15) Authorization of Agreements. Each of this Agreement, the Underwriters' Warrants and the Financial Consulting Agreement (as described herein and in the Prospectus), has been duly authorized, executed, and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement, the Underwriters' Warrants and the Financial Consulting Agreement by the Company, the consummation by the Company of the transactions herein and therein contemplated, and the compliance by the Company with the terms of this Agreement, the Underwriters' Warrants and the Financial Consulting Agreement have been duly authorized by all necessary corporate action and do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of the articles of incorporation or by-laws of the Company, (ii) result in a breach of or conflict with any of the terms or provisions of, or constitute a default under, or result in the modification or termination of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to any indenture, mortgage, note, contract, commitment or other agreement or instrument to which the Company is a party or under which the Company or any of its properties or assets is or may be bound or affected, (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company, or any of its properties or business, or (iv) violate any Permits of the Company except for any Permits, the violation of which will not cause a Material Adverse Effect. The Agreement, the Underwriters' Warrants and the Financial Consulting Agreement conform to the descriptions thereof in the Prospectus.

                  (16) Title to Property. The Company has good and marketable title to, and valid and enforceable leasehold estates in, all items of property described in the Registration Statement or the Prospectus as owned or leased by it, as the case may be, or that are material to the conduct of their businesses free and clear of all liens, encumbrances, claims, security interests, and other restrictions, other than those described in the Registration Statement or Prospectus. The leases, licenses or other contracts or instruments under which the Company leases, holds or is entitled to use any property, real or personal, are valid, subsisting and enforceable, and the Company is not in material default thereunder and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a default thereunder. The Company has not

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         received notice of any violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties. The Company has insured its properties against loss or damage by fire or other casualty and maintains such other insurance as management of the Company believes is adequate for the Company's present business operations.

                  (17) Intellectual Property. Except as set forth in the Prospectus, the Company owns or possesses the requisite licenses, registrations or other evidences of adequate and full rights to use all copyrights, patents, trademarks, service marks, trade names, trade dress, logos, know-how, trade secrets, licenses, Internet domain names and rights in any way thereof (collectively, the "Intellectual Property") presently used in or necessary to conduct its business as described in the Prospectus and the Registration Statement. The Company has not knowingly infringed the rights of another with respect to any item of Intellectual Property, and there is no outstanding claim of or notice from others alleging any such infringement. There is no claim, notice or action by any person pertaining to, or proceeding pending or, to the Company's knowledge, threatened, which challenges the rights of the Company with respect to any Intellectual Property used in the conduct of its business.

                  (18) Litigation. There is no litigation or governmental or other proceeding or investigation before any court or before or by any public, regulatory, or governmental agency or authority (or any judgment, decree, or order of such court, agency, or authority) pending or, to the best knowledge of the Company, threatened to which the Company is a party or to which its business or properties are subject which is not disclosed in the Prospectus or Registration Statement as required by the Securities Act or the Regulations. There are no outstanding orders, judgments or decrees of any court, governmental agency or other tribunal naming the Company or enjoining the Company from taking, or requiring the Company to take, any action, or to which it or its properties or business are bound or subject.

                  (19) Related Party Transactions. Except as set forth in the Prospectus, no officer, director, shareholder or partner of the Company or any "affiliate" or "associate" (as these terms are defined in Rule 405 of the Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly, (i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (B) purchases from or sells or furnishes to the Company any goods or services, or (ii) a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected. Except as set forth in the Prospectus under "Certain Relationships and Related Transactions," there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company and any officer, director or 5% or greater securityholder of the Company, or any partner, affiliate or associate of any of the foregoing persons or entities.

                  (20) Prohibited Payments. Neither the Company nor any of its directors or officers acting in any capacity on its behalf, has used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.

                  (21) Internal Accounting Controls. The Company maintains a system of internal accounting controls which, taken as a whole, is sufficient to cause it to comply with the Foreign Corrupt Practices Act of 1977, as amended, and to meet the broad objectives of preventing and detecting errors or irregularities in amounts that would be material to the Company's financial statements. Except as specifically disclosed in the Prospectus, neither the Company, nor any employee or agent of the Company, has made any payment or transfer of any funds or assets of the Company, conferred any personal benefit by the use of the assets of the Company, or received any funds, assets, or personal benefit in each case in violation of any law, rule, or regulation, which is required to be disclosed in the Prospectus or necessary to make the statements therein not misleading.

                  (22) Tax Returns. The Company (i) has paid all federal, state, local and foreign taxes which are due and payable and has furnished all information returns it is required to furnish pursuant to the [Internal Revenue Code of 1986, as amended], (ii) has established adequate reserves for such taxes which are not yet due and payable and (iii) does not have any tax deficiency or claims outstanding, proposed or assessed against it. The Company has not executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income taxes, nor is it a party to any pending action or proceeding by any foreign or domestic governmental agency for assessment or collection of taxes; and no claims for assessment or collection of taxes have been asserted against either of it. The Company has not been, nor is currently being, audited by any taxing authority, nor has the Company entered into any agreement to toll any applicable statute of limitations with respect to the payment of any taxes.

                  (23) Employee Plans. Except as set forth in the Registration Statement or the Prospectus, the Company does not have any employee benefit plans (including, without limitation, pension, profit sharing, and welfare benefit plans) or deferred compensation arrangements. In the event the Company establishes an employee stock option plan in the future, such plan shall reserve not more than 400,000 shares of Common Stock for issuance upon exercise of options granted thereunder, and options granted thereunder shall have a vesting period of not less than two years. Additionally, Aaron Herzog and Jacob Herzog shall not be eligible to participate in such a plan.

                  (24) Labor Disputes. The Company has generally enjoyed satisfactory employer-employee relationships with its employees and is in compliance with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company by the [Department of Labor], or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. To the knowledge of the Company, there is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any lockout, strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company, or any predecessor entity, and none has ever occurred. No representation question exists respecting the employees of the Company, no collective bargaining agreement or modification thereof is currently being negotiated by the Company nor is the Company a party to any such agreement. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company. No labor dispute exists or, to the knowledge of the Company, is imminent with the employees of the Company.

                  (25) Registration Rights. No person, firm, or entity of any nature whatsoever has any right to require the Company to register or attempt to register under the Securities Act or any other securities law any shares of capital stock, including Common Stock or securities convertible into or exchangeable or exercisable for any shares of capital stock including Common Stock, by reason of the filing of the Registration Statement with the Commission or otherwise.

                  (26) Stabilization. Neither the Company, nor any person that controls, is controlled by or is under common control with, the Company has taken or will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation under the Exchange Act of the price of any security in order to facilitate the sale or resale of any of the Securities.

                  (27) Investment Company. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus under the caption "Use of Proceeds" will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  (28) Finder or Broker. The Company has not retained or dealt with any broker or finder with respect to the transactions contemplated hereby, and the Company knows of no outstanding claims for services in the nature of a finder's fee or origination fee with respect to the sale of the Securities hereunder. The Company hereby agrees to indemnify and hold harmless the Underwriters with respect to any claim for a finder's fee by any party claiming to be owed such fee based on contacts, conversations, or arrangements with the Company.

                  (29) Contracts. Each contract or other instrument to which the Company is a party or by its properties or business are or may be bound or affected and to which reference is made in the Registration Statement or Prospectus has been duly and validly executed by the Company, is in full force and effect in all material respects and, based on the fact that each other party has full power, corporate or otherwise, to execute, deliver and perform such contracts, is enforceable against the parties thereto in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws and court decisions now or hereafter in effect relating to or affecting creditors' rights and remedies generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or in equity). None of such contracts or instruments has been assigned by the Company, nor is the Company in default thereunder and, no event has occurred which, with the lapse of time or the giving of notice, or both, would constitute a default thereunder which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. Additionally, none of the material provisions of such contracts or instruments violates any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court having jurisdiction over the Company or any of its assets or business.

                  (30) NASD Information. All information provided by the Company to the Representative or its counsel in connection with any filings made with the National Association of Securities Dealers, Inc. ("NASD") with respect to the Public Offering is true and correct.

                  (31) Compliance With Environmental Laws and Regulations. The Company is in compliance in all material respects with all applicable federal, state and local environmental laws and regulations, including, without limitation, those applicable to emissions to the environment, waste management and waste disposal (collectively, the "Environmental Laws"), except for any such noncompliance as may be described in the Registration Statement or Prospectus and, to the Company's knowledge, there are no circumstances that would prevent, interfere with, or materially increase the cost of such compliance in the future. Except as set forth in the Registration Statement or Prospectus, there is no claim under any Environmental Laws ("Environmental Claim"), pending or threatened against or affecting the Company and, there are no past or present actions, activities, circumstances, events or incidents, including, without limitation, releases of any material into the environment that could form the basis of any Environmental Claim against or affecting the Company.

                  (32) Business with Cuba. The Company is not doing business with the government of Cuba or with any person or affiliate located in Cuba.

                  (33) Indebtedness. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them, except as disclosed in the Registration Statement and the Prospectus.

                  (34) Acquisitions or Dispositions. Except as set forth in the Registration Statement and Prospectus, the Company has not consummated the acquisition or disposition of any business or property which is "significant" to them within the meaning of Regulation S-X under the Securities Act, and no such acquisition or disposition is probable.

                  (35) Changes. At any time during the period of five years from the Effective Date, if there is any change in the information referred to in this Subsection 2(a), the Company will immediately notify Representative of such change.

                  (36) Representations and Warranties of the Selling Stockholder. The Company is not aware, and has no reason to believe, that any representation or warranty of the Selling Stockholder set forth in Subsection 2(b) below is untrue or inaccurate in any material respect.

                  (37) Additional Representations. To the Company's knowledge, no director, officer, or key employee of the Company has been arrested or convicted of any felony, experienced a personal bankruptcy, or been an officer, director, or key employee of any company that during their tenure with such company experienced any bankruptcy, or had any trustee, receiver, or conservator appointed with respect to its business or assets.

                  (b) Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents and warrants to and agrees with each Underwriter that:

                  (1) Organization, Qualification, Etc. The Selling Stockholder is an Ontario corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with full power and authority to conduct its business.

                  (2) Authorization of Agreements. This Agreement has been duly authorized, executed, and delivered by the Selling Stockholder and constitutes a valid and binding obligation of the Selling Stockholder, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by the Selling Stockholder, the consummation by the Selling Stockholder of the transactions herein contemplated, and the compliance by the Selling Stockholder with the terms of this Agreement have been duly authorized by all necessary action and do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in a breach of or conflict with any of the terms or provisions of, or constitute a default under, or result in the modification or termination of, or result in the creation or imposition of any lien, security interest, change or encumbrance upon any of the shares of Common Stock owned by the Selling Stockholder pursuant to any indenture, mortgage, note, contract, commitment or other agreement or instrument to which the Selling Stockholder is a party or under which the Selling Stockholder or its properties or assets are or may be bound or affected, or (ii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Selling Stockholder, or its properties or business.

                  (3) Transactions. No transaction has occurred between the Selling Stockholder and the Company that is required to be described in and is not described in the Registration Statement and the Prospectus.

                  (4) Ownership. The Selling Stockholder is the lawful owner of the Securities to be sold by such Selling Stockholder pursuant to this Agreement and has, and on any Option Closing Date will have, good and clear title to such Securities, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever and has legal right and full power to sell, transfer and deliver the Securities and will transfer such title to the Underwriters.

                  (5) Title to Securities. Upon delivery of and payment for such Securities pursuant to this Agreement, good and clear title to such Securities will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

                  (6) Delivery of Certificates. Certificates in negotiable form for the Selling Stockholder's shares of Common Stock to be transferred pursuant to Subsection 1(b) of this Agreement have been delivered to the transfer agent for delivery pursuant to the terms of this Agreement; the shares of Common Stock represented by the certificates so held in custody for such Selling Stockholder are subject to the interests hereunder of the Underwriters; the arrangements for custody and delivery of such certificates made by such Selling Stockholder hereunder are not subject to termination by any acts of such Selling Stockholder, or by operation of law, and if any such event shall occur before the delivery of such shares of Common Stock hereunder, certificates for the shares of Common Stock will be delivered in accordance with the terms and conditions of this Agreement as if such event had not occurred, regardless of whether or not the custodian shall have received notice of such event.

                  (7) Stabilization. The Selling Stockholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of Common Stock pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Securities Act, the Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities.

                  (8) Absence of Conflicts with Agreements. The execution, delivery and performance of this Agreement by the Selling Stockholder, compliance by the Selling Stockholder with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Securities Act or state securities laws) and will not conflict with or constitute a breach of any of the terms or provisions of any agreement, indenture or other instrument to which the Selling Stockholder is a party or by which the Selling Stockholder or property of the Selling Stockholder is bound, or violate or conflict with any law, administrative regulation or ruling or court decree applicable to either the Selling Stockholder or property of the Selling Stockholder.

                  (9) Accuracy of Information. All information furnished to the Company by or on behalf of the Selling Stockholder with respect to the Selling Stockholder for use in connection with the preparation of the Registration Statement is true, correct and complete in all material respects as of the stated date of such information and the date hereof; the Selling Stockholder has read the information appearing in the Prospectus and, as it pertains to the Selling Stockholder, such information does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of circumstances under which they were made, not misleading.

                  (10) Finder or Broker. The Selling Stockholder has not retained or dealt with any broker or finder with respect to the transaction contemplated hereby, and the Selling Stockholder does not know of any outstanding claims for services in the nature of a finder's fee or origination fee with respect to the sale of Securities by such Selling Stockholder hereunder. The Selling Stockholder hereby agrees to indemnify and hold harmless the Underwriters with respect to any claims for a finder's fee by any party claiming to be owed such fee based on contacts, conversations, or arrangements with the Company or the Selling Stockholder.

                  (11) Reason for Sale. The sale of Securities by the Selling Stockholder pursuant to this Agreement is not prompted by any information concerning the Company which is not set forth in the Registration Statement.

3. Covenants of the Company. The Company covenants to and agrees with the Underwriters that:

               (a) Effectiveness of Registration Statement. If the Effective Date is not prior to the execution and delivery of this Agreement, the Company will use its best efforts to cause the Registration Statement and any subsequent amendments thereto to become effective as promptly as possible. The Company will notify the Underwriters promptly (i) when the Registration Statement or any subsequent amendment thereto has become effective or any supplement to the Prospectus has been filed and (ii) of the receipt of any requests, and the nature and substance thereof, by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for any other additional information. The Company will prepare and file with the Commission, promptly upon the Representative's reasonable request, any amendment or supplement to the Registration Statement or Prospectus that may be necessary or advisable in connection with the sale or distribution of the Securities, any of the Underwriters' Warrants or the Warrant Shares to comply with the Regulations. The Company will file no amendment or supplement to the Registration Statement or Prospectus (other than any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) to which the Representative shall reasonably object by notice to the Company after having been furnished a copy within a reasonable time, but no later than five business days, prior to the proposed filing thereof, except in instances when the Company's counsel advises such amendment or supplement is necessary pursuant to the

          Regulations or the rules and regulations of the Exchange Act. The Company will furnish to the Representative at or prior to the filing thereof with the Commission a copy of any document that upon filing is deemed to be incorporated by reference in whole or in part in the Registration Statement or the Prospectus.

               (b) Notice of Stop Order. The Company will advise the Underwriters promptly, and confirm in writing, when and if it receives notice or obtains knowledge of (i) the issuance by the Commission or any state securities commission in a state designated by the Representative pursuant to Subsection 3(e) hereof of any stop order or other order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the effectiveness of the Registration Statement or (ii) the suspension of the qualification of any of the Securities, the Underwriters' Warrants or the Warrant Shares for offering or sale in any jurisdiction in which they were previously qualified, or (iii) the initiation or threat of any proceeding for that purpose. The Company will promptly use its reasonable best efforts to prevent the issuance, and to obtain the withdrawal if such issuance is not prevented, of any such stop order or other suspension.

               (c) Compliance with the Securities Act and the Exchange Act. Within the time during which a Prospectus relating to the Securities, the Underwriters' Warrants, or the Warrant Shares is required to be delivered under the Securities Act, the Company will use its best efforts to comply with all requirements imposed upon it by the Securities Act and the Exchange Act, as now in effect and as hereafter amended, and by the Regulations, as from time to time in force, to permit the continuance of sales of or dealings in the distribution of the Securities or the Underwriters' Warrants or the Warrant Shares, as contemplated by the provisions therein, herein, and in the Registration Statement or Prospectus. If during such period any event as to which the Company has knowledge occurs as a result of which the Registration Statement or the Prospectus as then amended or supplemented includes an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act, the Company will notify the Representative promptly, will amend the Registration Statement or supplement the Prospectus so as to correct such statement or omission or otherwise to effect such compliance, and will furnish without charge to the Underwriters and to any dealer in securities as many copies of such amended or supplemented Prospectus as the Underwriters may from time to time reasonably request. Furthermore, the Company will prepare and file with the Commission, promptly upon the request of the Representative, any amendments or supplements to the Registration Statement or the Prospectus, which in the opinion of the Representative may be reasonably necessary to enable the Underwriters to continue the distribution of the Securities, and will use its best efforts to cause the same to become effective as promptly as possible.

               (d) Copies of Securities Act Documents. The Company will deliver to the Representative and the Selling Stockholder, from time to time without charge, such number of copies of the Registration Statement (two of which delivered to the

          Representative shall be manually signed and will include all exhibits), each Preliminary Prospectus, the Prospectus, and all amendments and supplements thereto, in each case as soon as available and in such quantities and to such persons as reasonably requested by the Underwriters. The Company consents to the use of any Preliminary Prospectus as originally filed, any amended Preliminary Prospectus, the Prospectus and any amendments or supplements thereto by the Underwriters and by any dealer for the purpose contemplated by the Securities Act and the Regulations.

               (e) State Securities Laws Qualifications. The Company will use its best efforts, in cooperation with the Representative and the Representative's counsel, to register or qualify the Securities, the Underwriters' Warrants and the Warrant Shares for offer and sale under the securities laws of such jurisdictions as the Representative may reasonably designate, and will continue such qualifications in effect for so long as may be necessary to complete the distribution and sale of such securities.

               (f) Section 11(a) Earnings Statement. The Company will make generally available to its security holders (within the meaning of Section 11(a) of the Securities Act) and deliver to the Representative as soon as practicable an earnings statement that shall satisfy the requirements of Section 11(a) and Rule 158 under the Securities Act, covering a period of at least 12 consecutive months after the Effective Date.

               (g) Report SR to be Filed by Company. Within ten days after the end of the first three-month period following the Effective Date, the Company will prepare and file with the Commission a report on Form SR as prescribed by Rule 463 of Regulation C under the 1933 Act.

               (h) Information Provided to the Representative. After the Closing Date and for a period of four years thereafter, the Company will furnish or cause to be furnished to the Representative and the Representative's counsel, with reasonable promptness, copies of (i) quarterly balance sheets, statements of income of the Company (which need not be audited) and all other reports prepared and issued to the public. Additionally, for a period of three years after the Effective date, the Company shall furnish to the Representative: (i) all reports, if any, to its shareholders, (ii) all reports filed by the Company with the Commission, any securities exchange and/or the NASD; and (iii) such other material documents and information with respect to the Company and its affairs as the Representative may from time to time reasonably request and the Company can produce at reasonable cost. The Company shall cause the Board of Directors to meet, at least quarterly, upon proper notice, and shall also cause the agenda and minutes of the last meeting to be mailed to each Director prior to each meeting and a copy of such report to be sent to the Representative. For a period of three years from the Closing Date, the Company shall cause its transfer agent to provide the Representative with copies of the Company's monthly transfer sheets and Depository Trust Company transfer sheets. For a period of three years from the Closing Date, upon request, the Company shall also provide the Representative with current lists of its shareholders and warrant holders, if any. The Representative will maintain the confidentiality of any documents or information provided to it pursuant to this Subsection 3(h) and will comply fully with federal and state securities laws regarding the use of such documents or information.

               (i) Listing in Securities Manual; After-Market Trading Memorandum; Non-Issuer Transaction. In the event the Common Stock is not listed for quotation on Nasdaq National Market or the American Stock Exchange, the Company shall have become listed at or prior to the Effective Date, and shall use its best efforts to maintain such listing, for at least five years after the Effective Date in Standard and Poor's Corporation Records Service and/or Moody's OTC Guide. For a period of five years from the Effective Date, at the Company's sole expense, the Company shall cause its counsel to provide to the Representative a list of those states in which the Company's securities may be traded in non-issuer transactions under the securities laws of the 50 states.

               (j) Listing on Nasdaq National Market or Exchanges. Prior to the Effective Date, the Company, at its cost, shall use its best efforts to have caused the Securities, and the Warrant Shares to be listed for trading on Nasdaq National Market or the American Stock Exchange and, if possible, on the Toronto Stock Exchange under symbols which are acceptable to the Representative, and the Company shall use its best efforts to have the Securities and the Warrant Shares remain listed for at least five years from the Effective Date, and to ensure that the Company otherwise complies with the prevailing requirements of The Nasdaq Stock Market, Inc. or the American Stock Exchange, as the case may be, and the requirements of the Toronto Stock Exchange if the Common Stock is listed with such Exchange.

               (k) Section 12(g) Registration. Upon the Effective Date, the Common Stock will be registered with the Commission under the provisions of Section 12(g) of the Exchange Act. The Company shall comply with the Securities Act, the Regulations, the Exchange Act and the rules and regulations promulgated thereunder, the applicable rules and regulations of the NASD, and applicable state securities laws so as to permit the continuance of sales of and dealings in the Securities and the exercise of the Underwriters' Warrants and the issuance and sale of the Warrant Shares upon such exercise in compliance with applicable provisions of such laws, rules, and regulations, including the filing with the Commission, NASD Regulation, Inc. and state securities commissions in all states where the Securities, including the Warrant Shares, have been issued or sold, all reports required to be so filed, and the Company will deliver to the holders of the Securities and/or Warrant Shares all reports required to be provided to such holders pursuant to such laws, rules, or regulations. The Company shall timely file with the Commission and deliver to the Representative, from time to time as required to make the same reasonably current, such statements and reports as are required to be filed by a company registered under
          Section 12(g) of the Exchange Act, as if the Company were a company incorporated in the United States.

               (l) Use of Proceeds. The Company shall apply the net proceeds received from the sale of the Securities and the exercise of the Underwriters' Warrants in the manner set forth under the caption "Use of Proceeds" in the Registration Statement and

          Prospectus, which shall state that the primary application of the proceeds to be realized by the Company will be for expansion of existing operations and for working capital.

               (m) Board Meetings and Membership. For a period of three years commencing on the Effective Date, the Representative shall have the right to designate one nominee for election to the Company's Board of Directors, which member shall be reasonably acceptable to the Company. The Company shall, prior to the Effective Date, obtain from the officers, directors and holders of 5% or more of the outstanding Common Stock of the Company, agreements in writing to vote the shares of Common Stock respectively owned by them, whether directly or indirectly, during such three-year period in favor of the election of such nominee. Following the election of such nominee as director, such person shall receive the same compensation paid to other non-officer directors of the Company for attendance at meetings of the Board of Directors of the Company and shall be entitled to receive reimbursement for all reasonable costs incurred in attending such meetings to the extent permitted under applicable law, and on the same basis as all other directors of the Company. The Company agrees to indemnify and hold such director harmless, to the maximum extent permitted by law, against any and all claims, actions, awards and judgments arising out of his or her service as director and, in the event the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, to include such director as insured under such policy. The rights and benefits of such indemnification and the benefits of such insurance shall, to the extent possible, extend to the Representative insofar as it may be or may be alleged to be responsible for such director, provided that the extension of such rights and benefits to the Representative may be done without additional cost to the Company.

                  In the event that the Representative does not elect to designate one member to the Company's Board of Directors, the Representative shall have the right during such three-year period to have one representative attend all meetings of the Board of Directors of the Company, which meetings shall be held at least quarterly, including any meetings of any committees of the Board of Directors. All information received by such representative at such meetings shall be kept confidential, shall not be disclosed by the representative to any third party, and shall be dealt with in full compliance with federal and state securities laws.

                  Additionally, the Company shall elect or cause to be elected, a minimum of two (2) "outside" persons (i.e., excluding affiliates of the Company and family members of the Company's existing directors, officers and shareholders) to the Company's Board of Directors within 90 days after the Effective Date, and shall designate an audit committee consisting of a majority of such "outside" directors, which will generally supervise the financial affairs of the Company, including, but not limited to, the application of the proceeds of the Public Offering. The Company shall maintain (or establish if necessary) any other such committees of the Board of Directors as are necessary to comply with the corporate governance requirements imposed by the exchange(s) or other organizations wherein the Common Stock is listed.

               (n) Future Sales. The Company will not, during the period of the Public Offering and for a period of twelve months from the Effective Date, without the

          Representative's prior written consent, offer, sell, contract to sell, or otherwise dispose of, any securities of the Company, except for the issuance of shares of Common Stock to be issued (a) pursuant to the exercise of options or options currently reserved for future grant and disclosed in the Registration Statement and Prospectus, (b) pursuant to and in order to consummate a merger with or acquisition from an unaffiliated party in a transaction negotiated at arms' length and approved by a majority of the Company's Board of Directors, (c) in a public offering, at a price not less than 90% of the average of the closing bid prices of the Common Stock as reported on Nasdaq National Market or the American Stock Exchange (if the Common Stock is listed therein) for the 21 consecutive trading day period immediately preceding the date of sale (the "Exempt Price"), and (d) in a private sale at a price not less than 80% of the Exempt Price.

               (o) Undertakings. The Company will comply with the provisions of all undertakings contained in the Registration Statement or made in connection with any application to register or qualify any of the Securities, including the Warrant Securities, under state securities laws.

               (p) Certain Deliveries to the Representative. The Company shall obtain from its officers, counsel, and accountants those certificates, opinions, and letters referred to in Section 7. The Company shall, upon request of the Representative, furnish to the Representative as early as practicable prior to each of the date hereof, the Closing Date and any Option Closing Date, but not later than two full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than 30 days prior to the date of the Registration Statement) which have been read by the Company's independent public accountants, as stated in the accountants' letter to be furnished pursuant to Subsection 7(k) hereof.

               (q) Redemption and Dividends. For a period of three years from the Effective Date, the Company shall not redeem any of its securities and shall not pay any dividends or make any other cash distribution in respect of its securities in excess of the amount of the Company's current and retained earnings after the Closing Date, without obtaining the Representative's prior written consent. The Representative shall either approve or disapprove such contemplated redemption of securities or dividend payment or distribution within five business days from the date the Representative receives written notice of the Company's proposal with respect thereto; a failure of the Representative to respond within such period of five business days shall be deemed consent to the transaction.

               (r) Restrictions on Sales, Options and Voting by Affiliates. Except as provided in the Registration Statement or upon prior written consent of the Representative, all directors, officers, and holders of 10% or more of the Company's capital stock issued and outstanding as of the Effective Date, as well as options, warrants or rights thereto, shall agree not to sell any shares of any class of capital stock owned by them, privately or publicly (either pursuant to Rule 144 of the Regulations or otherwise) for a period of not less than 18 months following the Effective Date or such shorter period as set forth in the Registration Statement. An appropriate restrictive legend shall be placed on the face of all stock certificates representing such share of capital stock prior to the Effective Date. The Company will cause its transfer agent to note such restriction on the transfer books and records of the Company and will obtain "lock-up agreements" from such directors, officers, and shareholders prior to the Effective Date. This Subsection 3(r) shall not apply to the Selling Stockholder.

               (s) Outstanding Warrants, Options and Other Rights. There shall not be outstanding on the Closing Date any warrants, options, or other rights to purchase any shares of Common Stock, except as otherwise set forth in the Registration Statement or Prospectus.

               (t) Accounting Firm. The Company shall retain a nationally recognized, reputable independent public accounting firm reasonably acceptable to the Representative for a period of five years from the Effective Date. The Representative acknowledges that the accounting firm of Schwartz Levitsky Feldman is acceptable.

               (u) Business with Cuba. The Company will inform the Florida Department of Banking and Finance (the "Department") if at any time it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the Effective Date. Such information will be provided to the Department within 90 days after the commencement of business in Cuba or within 90 days after the change occurs with respect to previously reported information.

               (v) Closing Binders. The Company shall, at its sole cost and expense, supply and deliver to the Representative and the Representative's counsel, within a reasonable period not to exceed 180 days after the Closing Date, three sets of hard-bound transaction binders, each of which shall include the Registration Statement, as amended or supplemented, all exhibits to the Registration Statement, each Preliminary Prospectus, the Prospectus, the Preliminary Blue Sky Memorandum and any supplement thereto, correspondence filed with or received from the Commission or the NASD and all underwriting and other closing documents.

               (w) Annual Reports. Until the third anniversary of the Effective Date, the Company shall distribute an annual report to all shareholders setting forth clearly the financial position of the Company.

               (x) Repayment of Indebtedness. Prior to the Closing Date, and except as may be set forth in the Registration Statement, the Company shall not repay (or agree to repay) any indebtedness to any of its shareholders (or incur any indebtedness to any of its shareholders) unless the terms thereof are approved in advance by the Representative. The loan made by certain insiders of the Company to the Company in the approximate sum of $760,000 shall be repaid in quarterly installments over an 18-month period following the Closing Date, provided that the Company is profitable for the particular quarter in which a quarterly installment is paid, and the Company will have sufficient cash flow after any such payment is made to operate its business in the ordinary course.

               (y) Transfer Agent. The Company will appoint transfer agent for the Common Stock reasonably acceptable to the Representative.

               (z) Insurance. The Company shall have, within 30 days from the Closing Date, obtained directors and officers insurance and "key man" life insurance in the amount of U.S. $2,000,000 on the life or lives of its key officers, directors and employees as deemed necessary by the mutual agreement of the Company and the Representative and on terms acceptable to both the Company and the Representative. The Company shall pay the premiums for such insurance and maintain such insurance in force for a period of not less than five years from the Effective Date; the Company shall be the named beneficiary on all such insurance policies.

               (aa) Employment Agreements. The Company shall have entered into employment agreements with Aaron Herzog, Jacob Herzog and other key employees on terms approved by the Representative. The annual salary provided in such employment agreements with Aaron Herzog and Jacob Herzog shall be $175,000 with $25,000 annual bonuses payable if the Company achieves specified projected post-tax earnings.

          4. Representations, Warranties and Covenants of the Representative. The Representative represents and warrants to, and agrees with, the Company and the Selling Stockholder that:

               (a) Registration as Broker-Dealer and Member of NASD. The Representative is registered as a broker-dealer with the Commission and in all states in which it shall offer the Securities, and is a member in good standing of the NASD. Additionally, any firm with which the Representative associates to act as an Underwriter shall also be registered as a broker-dealer with the Commission and a member in good standing of the NASD or shall be a foreign broker-dealer and a member of the national stock exchange of its country of residency.

               (b) No Pending Proceedings. There is not now pending or threatened against the Representative any action or proceeding of which it has been advised, either in any court of competent jurisdiction or before the Commission, or before any state securities commission or the NASD, concerning its activities as a broker or dealer, that could have a material adverse effect upon its ability to perform its obligations under this Agreement.

               (c) No Untrue Statements. No information furnished to the Company in writing by or on behalf of the Representative for the express purpose of use in or for preparation of the Registration Statement or the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. For all purposes under this Agreement, the only information which shall be deemed to have been provided by or on behalf of the Representative for the express purpose of use in or for preparation of the Registration Statement or the Prospectus shall be the information contained in the "Underwriting" section of the Prospectus.

               (d) Finder or Broker. Except as contemplated by this Agreement, the Representative (i) has not retained or dealt with any broker or finder or financial consultant with respect to the transactions contemplated hereby, and (ii) does not know of any outstanding claims for services in the nature of a finder's fee or origination fee with respect to transactions contemplated hereby. The Representative agrees to indemnify and hold harmless the Company with respect to any claims for a finder's fee by any party claiming to be owed such fee based on contacts, conversations, or arrangements with the Representative or any Underwriter.

          5.       Offering Expenses and Related Matters.

               (a) General. The Company agrees to pay or reimburse the Representative, if paid by the Representative, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the issuance, sale and delivery of the Securities, the Underwriters' Warrants and the Warrant Shares and the performance of the obligations of the Company hereunder, including without limiting the generality of the foregoing,
          (i) the preparation, printing, filing, and copying of the Registration Statement, Preliminary Prospectus, Prospectus, this Agreement, Blue Sky memoranda, the Agreement Among Underwriters, if any, the Selected Dealers Agreement, and other underwriting documents, if any, and any drafts, amendments or supplements thereto, including the cost of all copies thereof supplied to the Underwriter in such quantities as reasonably requested by the Representative, the costs of mailing Preliminary and Final Prospectuses to offerees and purchasers of the Securities, excluding costs of mailing by the Representative or any Underwriter; (ii)) the printing, engraving, issuance and delivery of certificates representing the Securities, including any transfer or other taxes payable thereon; (iii) the registration or qualification of the Securities, including the Underwriters' Warrants and the Warrant Shares, under state securities laws, including the reasonable fees and disbursements of counsel (regardless of whether such counsel is also counsel to the Representative, subject to the limitation set forth in Subsection 5(d) below) and filing fees in connection therewith; (iv) all fees and expenses of the Company's counsel, accountants and all transfer or warrant agent fees; (v) all costs, expenses and filing fees in connection with review of the terms of the Public Offering by the NASD; (vi) all costs and expenses and filing fees, including legal fees of the Company, of any listing of the Securities on Nasdaq National Market and/or on a stock exchange and/or in Standard and Poor's Corporate Reports and/or in any other securities manuals; (vii) all costs and expenses of three bound volumes provided to the Representative of all closing documents as set forth in Section 3(v) hereof; (viii) the reasonable costs and expenses, including travel expenses, of all pre-closing and post-closing advertisements relating to the Public Offering (such as tombstone advertisements) (ix) all costs of holding informational meetings and "road shows"; and (x) all other costs and expenses incurred or to be incurred by the Company in connection with the transactions contemplated by this Agreement. The parties hereto acknowledge that the Registration Statement and the exhibits thereto have been prepared by counsel for the Company, and that the various state securities and Blue Sky law applications and the survey distributed by the Representative in connection therewith have been prepared by the Representative's counsel, Broad and Cassel, whose costs and expenses in connection with such state applications and survey up to a maximum of $35,000 shall have been paid for by the Company at the Closing, provided that if the Common Stock is listed on the Nasdaq National Market or the American Stock Exchange, such costs and expenses payable by the Company shall not be more than $15,000. The obligations of the Company under this Subsection 5(a) shall survive any termination or cancellation of this Agreement.

               (b) Representative's Discount. The Representative shall be entitled to, and the Company agrees to pay to Representative, an underwriting discount equal to 10% of the Public Offering Price paid on each sale of Securities in the Public Offering, payable at the Closing Date and any Option Closing Date.

               (c) Non-Accountable Expense Allowance. In addition to the Company's payment of the foregoing expenses and Representative's discount, upon the consummation of the Public Offering herein contemplated, the Company shall pay to the Representative a non-accountable expense allowance equal to 3% of the gross proceeds of the Public Offering, including in the computation of such amount the proceeds from any sale of Optional Securities, of which $___________ has been paid to date as set forth below. The balance of non-accountable expense allowance due shall be paid on the Closing Date and on each Option Closing Date, as applicable.

               (d) Expenses if the Public Offering is Not Completed. The Representative hereby acknowledges its prior receipt from the Company of [$25,000], which amount shall be applied to the non-accountable expense allowance. If the proposed Public Offering is not completed because: (i) the Company unilaterally withdraws the proposed Public Offering from the Representative at a time when the Representative is ready, willing and able to proceed with the Public Offering; or (ii) of any material discrepancy in any representation or warranty made to the Representative or the failure of the Company to meet any of its obligations hereunder, then the $25,000 paid shall be retained by the Representative as and for its expenses and without any further liability whatsoever on the part of the Company except in the case of fraud or willful misconduct on the part of the Company, in which case the Company shall be responsible for the greater of: (A) such $25,000 or (B) the Representative's actual costs, expenses, and legal fees incurred without limitation in connection with the transaction contemplated hereunder. If the Representative does not raise capital on behalf of the Company because the Representative unilaterally withdraws from the Public Offering for any reason other than those reasons set forth in this Subsection 5(d) above, then 50% of the payments made by the Company pursuant to this subsection (c) shall be reimbursed by the Representative to the Company. It is understood and agreed by the parties hereto that any expenses incurred by the Representative will be deemed to be reasonable and unobjectionable upon demonstration by the Representative that such expenses were incurred directly or indirectly in connection with the proposed transaction and/or relationship of the parties hereto, as described herein.

               (e) Compliance with State Securities Laws. The Representative shall determine in which states or jurisdictions the Securities, including the Underwriters' Warrants and the Warrant Shares (as described below), shall be registered or qualified for sale. Copies of all applications and related documents for the registration or qualification of securities (except for the Registration Statement and Prospectus) filed with the various states shall be supplied to the Company's counsel as soon as possible following their transmission to the various states, and copies of all comments and orders received from the various states shall be made available promptly to the Company's counsel. Immediately prior to the Effective Date, counsel for the Representative shall advise counsel for the Company in writing of all states in which the offering has been registered or qualified for sale or has been cancelled, withdrawn, or denied, the date of each such event, and the number of Securities, including the Underwriters' Warrants and the Warrant Shares, registered or qualified for sale in each such state. Pursuant to Section 5(a) hereof, the Company shall be responsible for the cost of state registration or qualification filing fees and the legal fees of the Representative's counsel in connection with such filings, which filing fees are payable to the Representative's counsel in advance of such filings.

          6.       Underwriters' Warrants; Other Financial Arrangements.

               (a) Underwriters' Warrants. On the Closing Date, the Company will sell to the Underwriters the Underwriters' Warrants, for an aggregate of $100, evidencing the Underwriter's right to purchase in the aggregate the equivalent of 10% of the Securities sold in the Public Offering, at an exercise price of $5.50 per share of Common Stock (110% of the Public Offering Price per share of Common Stock). The Underwriters' Warrants will be in the form of Exhibit A attached hereto. The Underwriters' Warrants shall be non-exercisable and non-transferable (other than to officers, consultants, partners or directors of and members of the underwriting or selling group) for a period of 12 months following the Effective Date. The Underwriters' Warrants shall be exercisable, in whole or in part, commencing 12 months after the Effective Date and for a period of five years thereafter (the "Term"). If the Underwriters' Warrants are not exercised during the Term, they shall, by their terms, automatically expire. The Underwriters' Warrants shall contain customary anti-dilutive provisions relating to any recapitalization, stock split, stock dividend or similar event involving the Company. The Underwriters' Warrants shall also contain provisions providing for demand and "piggyback" registration rights with respect to the Underwriters' Warrants and the Warrant Shares, and shall not be redeemable. The Underwriters' Warrants shall otherwise be transferable after one year from the Effective Date pursuant to available exemptions from registration under the Securities Act.

               (b) Financial Consulting Agreement; Finder's Fee. On the Closing Date, the Company shall enter into a financial consulting agreement with Catalyst Financial Corp. ("Catalyst") in the form of Exhibit B attached hereto, pursuant to which an affiliate of the Representative will provide financial consulting services to the Company for a two-year period beginning on the Closing Date (the "Financial Consulting Agreement").

          The Company shall pay to Catalyst a consulting fee equal to 1% of the gross proceeds generated from the Public Offering, which will be payable in full on the Closing Date.

               (c) Right of First Refusal; No Negotiations with Other Underwriters. The Representative shall have the right, during the three-year period following the Closing Date, to act as the Company's exclusive managing underwriter or placement agent, as the case may be, in any public offering(s) and/or private placement(s) to be effectuated by or on behalf of the Company or any subsidiary or affiliate provided that the material terms offered by the Representative are no less favorable than those offered by any other underwriter broker-dealer or placement agent. The Company and the Selling Stockholder agree not to negotiate with any other underwriter or other person relating to a possible public offering of the Shares or any other securities pending the completion or withdrawal of the Public Offering or a nine-month period, whichever is lesser.

          7. Conditions Precedent to the Obligations of the Underwriters. Notwithstanding the execution and delivery of this Agreement or the performance of any part hereof, the Underwriters' obligations to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of each of the conditions set forth in this Section 7, except to the extent that such satisfaction is waived in writing by the Representative.

                  (a)  Effectiveness of Registration Statement.

                           (i) The Registration Statement shall have been
                  declared effective by the Commission not later than _________, Eastern Time, on September 30, 1998, or such later time or date as shall have been consented to by the Representative in writing.

                           (ii) On the Closing Date, no stop order suspending
                  the effectiveness of the Registration Statement or the qualification or registration of the Securities, the Underwriters' Warrants and the Warrant Shares, under the securities laws of any jurisdiction (whether or not a jurisdiction specified by the Representative) shall have been issued, and no proceeding for that purpose shall have been initiated or shall be threatened or contemplated by the Commission or the authorities of any such jurisdiction to the best of the Company's or the Underwriter's knowledge.

                           (iii) Any request of the Commission or any such
                  authorities for additional information to be included in the Registration Statement or Prospectus or otherwise shall have been complied with to the reasonable satisfaction of counsel for the Representative.

               (b) Representations; Compliance with Agreement. The representations and warranties of the Company in this Agreement shall be true and correct on and as of the Closing Date, with the same effect as if made on the Closing Date, and the Company shall have complied with all the agreements and satisfied all the obligations required to be performed or satisfied by it at or prior to the Closing Date.

               (c) Sufficient Authorized Common Stock; Stock Split. The Company shall have, as of the Effective Date, sufficient authorized (and neither issued nor outstanding) Common Stock to be offered and sold in the Public Offering, and to be issued and sold upon exercise of the Warrants, Underwriters' Warrants and the Warrant Shares. The Company shall have effectuated a split of its outstanding securities such that, as of the Effective Date, the Company shall have, on a fully diluted basis, 4,000,000 shares of Common Stock outstanding and no shares of preferred stock outstanding. Neither the offer nor the sale of the Shares shall be subject to any preemptive right of any kind.

               (d) No Untrue Statements. The Registration Statement and the Prospectus shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and, since the Effective Date, there shall not have occurred any event required to be set forth in an amended or supplemented Prospectus that has not been so set forth (except any such statement or omission based upon information furnished in writing by or on behalf of the Underwriters for inclusion in the Registration Statement).

               (e) No Material Change. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as set forth or contemplated in the Prospectus,
          (i) there shall have been no Material Adverse Effect, actual or threatened, for whatever reason, with respect to the properties, operations, business, financial condition, results of operations or prospects of the Company, (ii) the Company shall not have entered into any material transaction not in the ordinary course of business, (iii) the Company shall not have paid or declared any dividends or other distributions on its capital stock, (iv) the conduct of the business and operations of the Company shall not have been materially interfered with by strike, fire, flood, hurricane, accident or other calamity (whether or not insured), or by any court or governmental action, order or decree, and the properties of the Company shall not have sustained any material loss or damage (whether or not insured) as a result of any such occurrence.

               (f) NASD. The Representative shall have the obligation to satisfy the requirements set forth by the rules and regulations of the NASD as to the amount of compensation allowable or payable by the Representative and, accordingly, by the Effective Date the Representative will have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters, as described in the Registration Statement and this Agreement. The NASD shall have indicated that it has no objection (i) to the underwriting arrangements pertaining to the sale of the Securities by the Underwriters and (ii) the participation by the Underwriters in the sale of the Securities. No action shall have been taken by the Commission or the NASD the effect of which would make it improper, at any time prior to the Closing Date, for any member firm of the NASD to execute transactions (as principal or as agent) in the Common Stock and no proceedings for the purpose of taking such action shall have been instituted or shall be pending, or, to the Underwriters' or the Company's knowledge, shall be contemplated by the Commission or the NASD. The Company and the Representative each represent at the date hereof, and shall represent as of the Closing Date or Option Closing Date, as the case may be, that neither has any knowledge that any such action is in fact contemplated by the Commission or the NASD.

               (g) Officers' Certificate. The Company shall have furnished to the Underwriters a certificate of the President and of the Chief Financial Officer of the Company, dated as of the Closing Date, to the effect that each signer of such certificate has examined the Registration Statement, the Prospectus, and this Agreement, and the conditions set forth in Subsections 7(a) through 7(d) have been satisfied.

               (h) Opinion of Company Counsel. At the time this Agreement is executed and as of the Closing Date and the Option Closing Date, as applicable, the Company shall have furnished to the Underwriters the opinion of counsel for the Company, dated the Closing Date, in form and substance reasonably satisfactory to counsel for the Representative and substantially in the form of Exhibit C attached hereto.

               (i) Additional Documents. On or prior to each of the Closing Date and the Option Closing Date, if any, counsel for the Representative shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon matters referred to in Subsection 7(h), or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions of the Company, as herein contained.

               (j) Certificates, Bylaws and Proceedings. The Company's Certificate of Incorporation and By-Laws, and all proceedings taken in connection with the authorization, issuance, or sale of the Securities, the Underwriters' Warrants and the Warrant Shares, as herein contemplated, shall be reasonably satisfactory in form and substance to counsel for the Representative.

               (k) Accountants' Letter. At the time this Agreement is executed and as of the Closing Date and each Option Closing Date, as applicable, Schwartz Levitsky Feldman, the current independent public accountants for the Company, shall have furnished to the Underwriters a letter addressed to the Underwriters and dated the date of this Agreement and/or the Closing Date, and each Option Closing Date, as applicable, to within five business days of such dates, in form and substance satisfactory to the Representative and counsel to the Representative, confirming that it is the independent public accountant with respect to the Company within the meaning of the Securities Act and the Regulations and published instructions, and stating to the effect that:

                           (i) In its opinion, the audited financial statements
                  included in the Registration Statement and Prospectus covered by its report included therein, comply as to form in all material respects with the applicable requirements of the Securities Act and the Regulations and published instructions.

                           (ii) On the basis of a reading of the minutes of the
                  shareholders' and directors' meetings of the Company since their respective inceptions, inquiries of officials of the Company responsible for financial and accounting matters, and other specified procedures and inquiries, nothing came to its attention causing it to believe that:

                                    (A) the unaudited financial information set
                           forth in the Prospectus does not comply as to form in all material respects with the applicable requirements of the Securities Act and the related published instructions and Regulations and is not fairly presented in accordance with generally accepted accounting principles applied on a basis consistent with the audited financial statements set forth in the Prospectus, or

                                    (B) with respect to the period subsequent to
                           March 31, 1998, there were, at a specified date not more than three business days prior to the date of such letter, any changes in the capital stock or long-term debt obligations of the Company, or any changes or decreases in shareholders' equity, net assets, or current net assets of the Company, each as compared with the amounts shown in the most recent balance sheet of the Company included in the Registration Statement or disclosed in such Registration Statement, except as otherwise disclosed in the letter.

                           It has compared specific dollar amounts, numbers of
                  shares of securities, percentages of revenues and earnings, and statements about other financial or statistical information pertaining to the Company set forth in the Prospectus, in each case to the extent that such amounts, numbers, percentages, statements, and information may be derived from the general accounting records, which are subject to the system of internal accounting controls, including worksheets, of the Company (and excluding any questions requiring an interpretation by legal counsel), with the results obtained from the application of specific readings, inquiries, and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

               (l) Change in Capitalization. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any Material Adverse Effect on or decrease in the capitalization of the Company that makes it impractical or inadvisable in the reasonable judgment of the Representative to proceed with the Public Offering or the delivery of the Securities, as the case may be, as contemplated in the Prospectus.

               (m) Nasdaq National Market. On or before the Closing Date, the Securities shall have been approved for listing on Nasdaq National Market, or the American Stock Exchange.

               (n) "Market-Out" Provision. The Representative's obligations hereunder shall be subject to, among other things, there being, in its opinion: (i) no material adverse change in the conditions or obligations of the Company or its present or proposed business and affairs; and (ii) no market conditions which might render the offer and sale of the Securities herein contemplated inadvisable.

               (o) Certificate of Selling Stockholder. The Selling Stockholder shall have furnished to the Underwriters a certificate, signed by the duly Selling Stockholder, dated as of the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that the representations and warranties of the Selling Stockholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

               (p) Letter Agreements. The Company will obtain letter agreements executed by each of its officers, directors and principal shareholders with respect to those matters referred to in Subsection 3(m).

               (q) Other Information. Prior to the Closing Date, the Company and the Selling Stockholder shall have furnished to the Representative such further information, certificates, and documents in connection with the Company's and the Selling Stockholder's obligations set forth herein as the Representative may reasonably request.

                  If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement or expressly waived in writing by the Representative, this Agreement and all obligations of the Representative hereunder may be terminated by the Representative at, or at any time prior to, the Closing Date. Notice of such termination shall be given to the Company and the Selling Stockholder in writing, or by telegraph, facsimile transmission or telephone and confirmed in writing. In such event, the Company, the Selling Stockholder and the Representative shall not be under any obligation to each other except to the extent provided in Sections 5 and 8 hereof.

8.       Indemnification.

               (a) Indemnification by Company. The Company agrees to indemnify and hold harmless the Representative, each of the other Underwriters and each person, if any, who controls any of the foregoing within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each of them, from and against any and all loss, liability, claim, damage, expense or action, joint or several (including, but not limited to, any and all reasonable expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any amount paid in settlement of any litigation), commenced or threatened, or of any claim whatsoever, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, liability, claim, damage, expense or action arises out of or is based upon (i) any untrue statement or alleged untrue statement or breach of any representation, warranty or covenant made by the Company in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in a Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (iv) any untrue statement or alleged untrue statement of a material fact contained in any application or other document executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify all or any of the Securities, the Underwriters' Warrants or the Warrant Shares under the securities laws thereof or filed with the Commission, the NASD or any securities exchange, or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company shall not be liable in any such case to the extent that such untrue statement or omission or such alleged untrue statement or omission was made in reliance upon and in conformity with information furnished in writing by or on behalf of any of the Underwriters to the Company expressly for use in the Registration Statement (or any amendment thereto), any such Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or any such application or document. The Company acknowledges that the statements under the caption "Underwriting" contained in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by the Underwriters expressly for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus. The indemnity agreement contained in this Subsection 8(a) is in addition to any liability which the Company may otherwise have to the Underwriters or any controlling person of the Underwriters. The Company agrees to pay any legal and other expenses for which it is liable under this subsection (a) from time to time (but not more frequently than monthly) within 30 days after its receipt of a bill therefor.

               (b) Indemnification by the Representative. The Representative agrees that it will indemnify and hold harmless the Company, the Selling Stockholder, each of the Company's officers who signs the Registration Statement, each of its directors, and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage, expense or action, joint or several, to the same extent as the foregoing indemnity from the Company and the Selling Stockholder to the Underwriters in Subsection 8(a), but only with respect to statements or omissions made in the Registration Statement (or any amendment thereto) or a Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished in writing by the Representative to the Company expressly for use in the Registration Statement (or any amendment thereto). The indemnity agreement contained in this Subsection 8(b) is in addition to any liability which the Representative may otherwise have to the Company and the Selling Stockholder or any of the Company's directors, officers, or controlling persons. The Company and the Selling Stockholder acknowledges that the statements in any Preliminary Prospectus and in the Prospectus made under the caption "Underwriting" constitute the only information furnished in writing by the Representative or its counsel on behalf of the Representative expressly for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus. The Representative agrees to pay any legal and other expenses for which it is liable under this Subsection 8(b) from time to time (but not more frequently than monthly) within 30 days of receipt of a bill therefor.

               (c) Indemnification by the Selling Stockholder. The Selling Stockholder agrees to indemnify and hold harmless the Company, the Representative, each of the other Underwriters and each person, if any, who controls any of the foregoing within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, other than the indemnifying party, and each of them, to the same extent as the foregoing indemnity from the Company to the Underwriters in Section 8(a) above but only with respect to (i) statements or omissions of a material fact, if any, made in any Preliminary Prospectus, any Rule 430A Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Stockholder expressly for use in any Preliminary Prospectus, any Rule 430A Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (ii) any breach of any representation, warranty, covenant or agreement of the Selling Stockholder contained in this Agreement. In case any action shall be brought against the Company, any Underwriter or any other person so indemnified based on any Preliminary Prospectus, any Rule 430A Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or in any application, or with respect to any such breach, and in respect of which indemnity may be sought against any of the Selling Stockholder, the Selling Stockholder shall have the rights and duties given to the indemnifying parties, and the Company, the Underwriters and each other person so indemnified shall have the rights and duties given to the indemnified parties under the provisions of this Section 8.

               (d) Claims. Promptly after receipt by an indemnified party under this Section 8 of notice of any claim, threatened claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this
          Section 8, notify the indemnifying party in writing of the claim, threatened claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with its counsel, who shall be reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim, threatened claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representative shall have the right to employ counsel to represent it and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Representative against the Company and/or the Selling Stockholder under this Section 8 if, in the Representative's reasonable judgment, it is necessary for the Representative and its controlling persons to be represented by separate counsel in order to avoid an actual or potential conflict of interest or if the Representative shall have reasonably concluded that there may be defenses available to the Representative and its controlling persons different from or in addition to those available to the Company or the Selling Stockholder, and in either such event the reasonable fees and expenses of such separate counsel shall be paid by the Company and the Selling Stockholder. An indemnifying party shall not be liable for any settlement of any action or claims effected without its written consent (which consent shall not unreasonably be withheld).

                  Anything herein to the contrary notwithstanding, the indemnity agreement of the Company in Subsection 8(a) hereof, the representations and warranties in this Agreement and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the Company pursuant to Section 7 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Securities Act, shall not extend to the extent of any interest therein of a controlling person or partner of the Representative who is a director, officer or controlling person of the Company when the Registration Statement has become effective, except in each case to the extent that an interest of such person shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Securities Act. Unless in the opinion of counsel for the Company the matter has been settled by a controlling precedent, the Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question whether such interest is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

               (e) Contribution. In order to provide for just and equitable contribution in circumstances in which indemnification provided for in Subsection 8(a), 8(b) or 8(c) is unavailable, the Company, the Underwriters or the Selling Stockholder shall contribute to the aggregate loss, claim, damage, expense and liability to which the Company, the Underwriters or the Selling Stockholder may be subject (and, in any case where the Company is seeking contribution, after seeking contribution from persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who may be liable for contribution and after deducting from such loss, claim, damage, expense and liability the amount of contribution obtained from such persons) in such proportions as are applicable to reflect the relative benefits received by the Company, the Underwriters and the Selling Stockholder from the offering of the Securities; provided, however, that if such allocation is not permitted by applicable law or if the indemnified party failed to give the notice required under Subsection 8(d), then the relative fault of the Company, the Underwriters or the Selling Stockholder, in connection with the statements or omissions which resulted in such losses, claims, damages and liabilities and other relevant equitable considerations will be considered together with such relative benefits. The relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the Public Offering (before deducting expenses) received by the Company and the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters (the "Underwriters Portion"), in each case appearing on the cover page of the Prospectus; provided, however, that (i) the provisions of the Agreement Among Underwriters, if any, shall govern the contribution among Underwriters, (ii) in no case shall the Underwriters (except as may be provided in the Agreement Among Underwriters, if any) be responsible for any amount in excess of their respective pro rata shares, based on the number of Securities purchased by each of them, of the amount of the Underwriters Portion, and (iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The relative fault of the Company and the Selling Stockholder, on the one hand, and of the Underwriters, on the other hand, shall be determined by reference to, among other things, whether in the case of an untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, such statement or omission relates to information supplied by the Company or the Selling Stockholder, on the one hand, or by the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Subsection 8(e) were determined by pro-rata allocation (even if the Underwriters are treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Subsection 8(e). The amount paid or payable by the indemnified party as a result of the losses, claims, damages or liabilities referred to above in this Subsection 8(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against or appearing as a third-party witness in any such action or claim. For purposes of this Subsection 8(e), each person, if any, who controls any of the Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clause (iii) of this Subsection 8(e). Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it will promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligations it may have hereunder or otherwise

          (except as specifically provided in Subsection 8(d)). No party shall be liable for contribution with respect to any action or claim settled without its consent (which consent shall not unreasonably be withheld).

               (f) Survival. The respective indemnity and contribution agreements by the Underwriters, the Selling Stockholder and the Company contained in this Section 8, and the covenants, representations and warranties of the Selling Stockholder and the Company set forth herein, shall remain operative and in full force and effect regardless of (i) any investigation made by the Underwriters or on their behalf or by or on behalf of any person who controls the Underwriters, by the Company or any controlling person of the Company or any director or any officer of the Company, (ii) acceptance and delivery of the Securities, the Underwriters' Warrants and Warrant Shares and payment therefor, or (iii) any termination of this Agreement, and any successor to the Company or to the Underwriters or any person who controls any of Underwriters or the Company, as the case may be, shall be entitled to the benefit of such respective indemnity and contribution agreements.

         9. Effectiveness. This Agreement shall become effective contemporaneously with the effectiveness of the Registration Statement; provided, however, that the provisions of Sections 5, 8, and 9 hereof shall at all times be in full force and effect from the date first written above.

         10. Termination. This Agreement may be terminated, in the Representative's sole and absolute discretion, by notice given to the Selling Stockholder and the Company prior to the Closing Date if the Company or the Selling Stockholder shall have failed, refused, or been unable, prior to the Closing Date, to perform any material agreement required to be performed by it hereunder, or if any other condition precedent to the Underwriters' obligations hereunder determined to be material by the Representative required to be fulfilled by the Company is not fulfilled. In addition, this Agreement may be terminated, as set forth above, if, prior to the Closing Date, any of the following shall have occurred: (i) material governmental restrictions (not in force and effect on the date hereof) have been imposed on trading in securities on The Nasdaq National Market System-Registered Trademark- (or the American Stock Exchange if the Common Stock is listed thereon) or in the over-the-counter market; (ii) a material adverse change, beyond normal fluctuations, in general financial market or economic conditions from such conditions on the date hereof; (iii) a material interruption in mail or telecommunications service or other general means of communications within the United States after the execution and delivery of this Agreement; (iv) a banking moratorium has been declared by federal or New York or Florida state authorities; (v) an outbreak of major international hostilities or other national or international calamity has occurred; (vi) the passage by the Congress of the United States or by any state legislative body of any act or measure, or the adoption of any orders, rules, or regulations by any governmental body or executive or any authoritative accounting institute or board, that the Underwriters believe will have a material adverse effect on the business, financial condition, or financial statements of the Company or the distribution of the Securities or market for the Securities; or (vii) any Material Adverse Effect has occurred, since the respective dates of which information is given in the Registration Statement and Prospectus, in the condition of the Company, financial or otherwise, whether or not arising in the ordinary course of business. Any such termination shall be without liability of any party to any other party, except as provided in
Section 8 herein and except that the Company shall remain obligated to pay costs and expenses pursuant to Section 5 herein. If the Representative elects to prevent this Agreement from becoming effective, or to terminate this Agreement, as provided in this Section 10, the Representative shall promptly notify the Company and the Selling Stockholder by telegram or telephone, and confirm by letter, and the Representative shall not be under any liability to the Company or the Selling Stockholder.

         11. Default by the Underwriters. If the Underwriters shall fail at the Closing Date to purchase the Securities that they are respectively obligated to purchase pursuant to this Agreement (the "Defaulted Securities"), the Underwriters shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriter, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Underwriters shall not have completed such arrangements within such 24-hour period, then:

               (a) if the number of Defaulted Securities does not exceed 10% of the total number of Securities, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations bear to the underwriting obligations of the non-defaulting Underwriters; and

               (b) if the number of Defaulted Securities exceeds 10% of the total number of Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters.

In the event of any such default that does not result in a termination of this Agreement, either the Underwriters or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have for damages caused by its default.

         12. Survival of Representations, Warranties, and Indemnities. The respective agreements, representations, warranties, and indemnities contained in this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the Company or the Underwriters or their respective officers or directors or controlling persons, and will survive delivery of and payment for the Securities and the Underwriters' Warrants and the Warrant Shares.

         13. Notices. All notices and other communications hereunder (unless otherwise expressly provided for herein) shall be in writing and shall be deemed given when delivered in person, on the business day (before 5:00 P.M.) sent by facsimile transmission with confirmation of receipt, or on the date indicated on the return receipt if sent by registered or certified mail (return receipt requested) to the party to receive the same at the following addresses (or at such other address for a party as shall be specified by like notice):

         If to the Company:                 Curtis International, Ltd.
                                            Kodiak Crescent
                                            Downsview, Ontario M3J 3E5
                                            Attention:  Mr. Aaron Herzog

         with a copy to:                    Gersten, Savage, Kaplowitz &
                                            Fredericks LLP
                                            101 East 52nd Street
                                            New York, New York 10022
                                            Attention:  Arthur Marcus, Esquire

         If to the Selling Stockholder:              Ranch Limited

                                            [insert address and contact person]




         If to the Representative:           Barber & Bronson Incorporated
                                             201 South Biscayne Boulevard.
                                             Suite 2950
                                             Miami, Florida 33131
                                             Attention: Mr. James S. Cassel,
                                             Executive Vice President

         In each case with a copy to:        Broad and Cassel
                                             201 South Biscayne Boulevard
                                             Suite 3000
                                             Miami, Florida 33131
                                             Attention: Linda C. Frazier,
                                             Esquire

         14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors. Except as only to the extent stated in Section 8 herein with respect to the officers, directors and controlling persons referred to in such Section 8, no person other than the parties hereto and their respective successors will have any right or obligation hereunder. The terms "successor" and "successors and assigns" as used in this Agreement shall not include any buyer, as such, of any of the Securities from the Underwriters.

         15. Consents and Prior Approvals. Any consent or approval by the Underwriters required hereunder to any corporate action of the Company shall not be unreasonably withheld, and, notwithstanding any other provision hereof, any such consent or approval to any corporate action of the Company after the Closing Date, shall not be required if the Company obtains an opinion from an AV-rated law firm that the requirement of such consent or approval constitutes an abrogation of the Board of Directors' duties under the corporate law of such jurisdiction.

         16. Entire Understanding; Incorporation by Reference. This Agreement, together with the Financial Consulting Agreement, the Underwriters' Warrant, and the other documents, exhibits and schedules referred to herein, contains the entire understanding between the parties hereto and supersedes any prior understandings or oral or written agreements between them respecting the subject matter hereof. The documents, exhibits and schedules referred to in this Agreement are incorporated herein by reference.

         17. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original but all of which taken together shall constitute one and same agreement.

         18. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without giving effect to choice of law or conflict of laws principles thereof, and any proceeding arising between the parties in any manner pertaining or related to this Agreement shall, to the extent permitted by law, be held in Miami-Dade County, Florida.

                     [This space intentionally left blank.]

         Please confirm, by signing and returning to the Company counterparts of this Underwriting Agreement, that the foregoing correctly sets forth the understanding between the Company, the Selling Stockholder and the Representative, whereupon this Agreement will constitute a binding agreement among us.

                                        Very truly yours,

                                        Company:

                                        CURTIS INTERNATIONAL, LTD.,
                                        an Ontario corporation


                                        By
                                           ------------------------------------
                                           Aaron Herzog, President


                                        Selling Stockholder:

                                        RANCH LIMITED, an Ontario corporation



                                        By:
                                           ------------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                              ---------------------------------

Confirmed and Accepted as of the date
first above-written:

Representative:

BARBER & BRONSON INCORPORATED,
a Florida corporation


By:
  ---------------------------------------
James S. Cassel, Executive Vice President

                                   SCHEDULE 1
                                   ----------


                                                           Number
         Underwriters                                      of Shares
         ------------                                      ---------


         Barber & Bronson Incorporated
                                                      ------------------
                                                      ------------------
[Insert other Underwriters]

         Total                                        1,650,000



                                    EXHIBIT A
                                    ---------

                              UNDERWRITERS' WARRANT
                              ---------------------

                                    EXHIBIT B
                                    ---------

                         FINANCIAL CONSULTING AGREEMENT
                         ------------------------------

                                    EXHIBIT C
                                    ---------

                           OPINION OF COMPANY COUNSEL
                           --------------------------

         1. The Company is duly organized and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus.

         2. The Company is qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such qualification necessary, except for such jurisdictions where the failure, either singly or in the aggregate, to do so or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, business, assets, properties, results of operations or prospects (financial or otherwise) of the Company (hereinafter a "Material Adverse Effect"). The Company does not own, directly or indirectly, any shares of stock or any other securities of any corporation, or have any equity interest in any firm, partnership, joint venture, association or other entity.

         3. The Company has full corporate power and authority to execute and deliver the Underwriting Agreement, the Underwriters' Warrant, and the Financial Consulting Agreement (collectively, the "Transaction Documents"), to perform its obligations thereunder and to consummate the transactions provided for therein. The execution and delivery of the Transaction Documents by the Company, the performance of its obligations thereunder, the consummation by the Company of the transactions contemplated thereby and the Company's compliance with the terms of the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company. The Transaction Documents have been duly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that (i) enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, and general equitable principles or a requirement as to commercial reasonableness, and (ii) enforceability of the indemnification and contribution provisions set forth in the Underwriting Agreement may be limited by federal or state securities laws or public policy underlying such laws.

         4. The "lock-up" agreements described in Section 3(r) of the Underwriting Agreement delivered to the Representative have been duly executed and delivered by the shareholders who are parties thereto, and constitute legal, valid and binding obligations of such shareholders, enforceable against each of them in accordance with their respective terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equitable principles.

         5. None of (i) the Company's issue and sale of the Securities, the Underwriters' Warrant and Warrant Shares (collectively, the "Registered Securities"), and (ii) the execution and delivery of the Transaction Documents, performance of the Company's obligations thereunder, consummation of the transactions contemplated therein or the conduct by the Company of its business as described in the Prospectus, conflicts with, or will conflict with, results in, or will result in, any breach or violation of any of the terms or provisions of, constitutes, or will constitute, a default under, or results in, or will result in, the creation of any lien, charge, claim, encumbrance or security interest of any kind or nature whatsoever upon any property or assets of the Company pursuant to (A) the articles of incorporation or by-laws of the Company, (B) to such counsel's knowledge after due inquiry, any note, contract, commitment, indenture, deed of trust, mortgage, voting trust agreement, shareholders agreement, license or other agreement or instrument to which the Company is a party, by which it is bound or to which any of its properties may be subject, or (C) any federal, state or local law, rule or regulation applicable to the Company or, to such counsel's knowledge after due inquiry, any judgment, order or decree of any federal or state court, arbitrator, regulatory administrative or other governmental agency or body having jurisdiction over the Company or any of its properties or businesses.

         6. No consent, approval, authorization or order of, and no registration or filing with, any third party or any court, regulatory body, administrative agency or other governmental agency or official (other than such as may be required under the Securities Act or the Exchange Act, by the NASD or state securities laws, as to which such counsel need not express an opinion) is required for the valid authorization, issuance, sale and delivery of the Registered Securities pursuant to the Transaction Documents, for the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Transaction Documents and for the consummation by the Company of the transactions contemplated by the Transaction Documents.

         7. The Registration Statement has become effective under the Securities Act. To such counsel's knowledge after due inquiry, no stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus has been issued, and no proceedings for that purpose have been instituted or are pending or threatened.

         8. Each of the Registration Statement and the Prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act (except for the financial statements, notes and schedules, and other statistical or other financial data included therein, as to which such counsel need not express an opinion). The conditions to use Form SB-2 have been satisfied with respect to the Registration Statement.

         9. There are no laws, rules or regulations, judgments, orders or decrees, required to be described in the Registration Statement and the Prospectus other than those described in the Registration Statement and Prospectus. The statements in the Prospectus, insofar as such statements constitute a summary of laws, rules, regulations or legal conclusions, are accurate summaries and fairly and correctly present in all material respects the information called for in the Securities Act with respect to such laws, rules, regulations or conclusions.

         10. To such counsel's knowledge after due inquiry, there are no agreements, contracts or other documents or instruments required to be described in the Registration Statement and the Prospectus or required to be filed as an exhibit to the Registration Statement other than those described in the Registration Statement and the Prospectus and filed as exhibits to the Registration Statement.

         11. The persons listed under the caption "Principal and Selling Stockholders" in the Prospectus are the respective record owners and, to such counsel's knowledge after due inquiry, "beneficial owners" (as such phrase is defined in Regulation 13d-3 under the Exchange Act) of the Common Stock set forth opposite their respective names as and to the extent set forth therein.

         12. Except as described in the Prospectus, to such counsel's knowledge after due inquiry, there are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder's or origination fee with respect to the Registered Securities.

         13. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         14. No transfer tax, stamp duty or other tax, levy, impost, deduction, charge or withholding is payable by or on behalf of the Underwriters in connection with (i) the issuance by the Company of the Registered Securities, (ii) the purchase by the Underwriters of the Registered Securities, (iii) the purchase by the Representative of the Underwriters' Warrants or the purchase of the Warrant Shares by the Representative (or its permitted assignees) upon the exercise of the Underwriters' Warrants, and (iv) the execution and delivery by the Company of, or the performance by the Company of its obligations under, the Transaction Documents or the issuance of the certificates and instruments representing the Registered Securities.

         15. All of the agreements of the Company described in, required to be described in or attached as an exhibit to the Registration Statement have been validly authorized, executed and delivered by the Company and constitute legal, valid and binding agreements of the Company, enforceable against the Company and in accordance with their respective terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equitable principles. None of the provisions of any such agreements, contracts, documents or instruments violates any judgment, order, consent or decree or any federal or state governmental agency or court having jurisdiction over the Company, or its properties or business, except where such violation has not and will not have a Material Adverse Effect.

         16. Except as described in the Prospectus, the Company is not in violation of, or breach of, or in default under (i) their respective articles of incorporation or bylaws, or (ii) to such counsel's knowledge after due inquiry, any material license, contract, indenture, mortgage, installment contract, deed of trust, lease, voting trust agreement, shareholders agreement, note, loan or credit agreement, or other agreement or instrument to which the Company is a party, by which the Company is bound or to which any of its properties are subject.

         17. The Company holds all licenses, permits, certifications, registrations, approvals, consents and franchises from all governmental or regulatory authorities, officials or agencies necessary to own or lease and operate its properties and to conduct its business as described in the Prospectus.

         18. There are no claims, actions, suits, proceedings, arbitrations, investigations or inquiries pending or, to such counsel's knowledge after due inquiry, threatened against or involving the Company, or any of its properties (i) that are required to be disclosed in the Registration Statement in accordance with the Securities Act and are not so disclosed,
(ii) which question the validity of the capital stock of the Company, (iii) which question the validity, performance or enforceability of any of the Transaction Documents or any action taken or to be taken by the Company pursuant thereto or in connection therewith, or (iv) which, in such counsel's opinion, if adversely determined, would have a Material Adverse Effect.

         19. Except as disclosed in the Prospectus, (i) there is no claim or action by any person pertaining to, or proceeding pending or threatened, that challenges the ownership or use by the Company of any copyright, trademark, service mark, service name, and trade name used by the Company in the conduct of its business; and (ii) the Company owns and has full right, title and interest in and to, or has the valid and exclusive right to, all copyrights, trademarks, service marks, service names and trade names necessary in the conduct of its business as presently conducted, or as proposed to be conducted as described in the Prospectus, except where such failure has not and will not have a Material Adverse Effect.

         20. The Company has the capitalization set forth in the Prospectus. All of the issued and outstanding shares of Common Stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable. The holders thereof have no rights of rescission with respect thereto and are not subject to personal liability solely by reason of being such holders. None of such securities were issued in violation of any preemptive or similar right. Except as described in the Prospectus, to such counsel's knowledge after due inquiry, the Company is not a party to or bound by any outstanding options, warrants or similar rights to subscribe for, or contractual rights or obligations to issue, sell, transfer or acquire, any of the capital stock of the Company or any securities convertible into or exchangeable for any of the capital stock of the Company. All issuances of capital stock by the Company prior to the date hereof either complied with or were not subject to the registration requirements of the Securities Act and were made in full compliance with all applicable federal or state laws, rules and regulations.

         21. The certificates representing the shares of Common Stock are in due and proper form. The Securities conform to the descriptions thereof set forth in the Prospectus.

         22. Except as described in the Prospectus, no person (i) has the right to include and/or register any securities of the Company in the Registration Statement or to require the Company to file any registration statement or, if filed, to include any security in any registration statement filed by the Company, or (ii) holds any anti-dilution rights with respect to any securities of the Company.

         23. The Securities to be sold by the Company under the Agreement, the Underwriters' Warrants to be sold by the Company under the Agreement, and the shares of Common Stock to be sold by the Company upon the exercise of the Underwriters' Warrants have been duly authorized, are not and will not be in violation of any preemptive rights or any similar rights and, when issued, paid for and delivered in accordance with the terms of the Agreement will be validly issued, fully paid and nonassessable. The holders thereof will not be subject to any restriction on the voting or transfer thereof (other than in accordance with their terms) or to any personal liability solely by reason of being such holders, and the issuance thereof is not in violation of any preemptive or similar right.

         24. All corporate action required to be taken for the authorization, issue and sale of (i) the Securities, (ii) the Underwriters' Warrants, and
(iii) the shares of Common Stock underlying the Underwriters' Warrants, and for the reservation of the shares of Common Stock required to be reserved for issuance upon the exercise of the Underwriters' Warrants, have been duly and validly taken.

         25. The Underwriters' Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby. The shares of Common Stock issuable upon exercise of the Underwriters' Warrants have been reserved for issuance at the exercise prices and under the other terms and conditions provided for in the Underwriters' Warrants.

         26. When the certificates for the Securities being sold under the Agreement by the Company are duly countersigned by the Company's transfer agent and delivered to the Underwriters against payment therefor, as provided in the Agreement, the Underwriters will acquire the Registered Securities free and clear of any adverse claim that has been identified in a written claim received by the Company, assuming the Underwriters acquired such shares in good faith and without notice of any such adverse claim.

         27. Counsel has participated in conferences with officers and other representatives of the Company, representatives of the Company's accountants, the Representative and counsel to the Representative, at which the contents of the Registration Statement, the Prospectus and related matters were discussed. Although counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, on the basis of the foregoing, no facts or circumstances have come to their attention which lead them to believe that, on the Effective Date and on the Closing Date, the Registration Statement and the Prospectus contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than the financial statements and other financial and statistical data included therein, as to which such counsel need not express an opinion).


                                      C-6